FEBRUARY 25, 2000

                              SHEPHERD VALUES FUNDS

                          SUPPLEMENT TO THE PROSPECTUS

                             DATED JANUARY 31, 2000

Until further notice, the Shepherd Values VIF Equity Fund will not be pursuing its investment objective due to its relatively small asset size. The small size of the Fund makes it difficult to manage its portfolio effectively, thus assets will be invested in money market instruments of the types described under "Investment Objectives and Policies" in the Prospectus and in a bank demand deposit account at the Fund custodian. Please call the Transfer Agent at 1-877-636-2766 for more information.